EXHIBIT 10.27

股权质押协议 Equity Pledge Agreement

Confidential treatment has been requested for redacted portions of this exhibit.

This copy omits the information subject to the confidentiality request. Omissions are designated as [******].

股权质押协议

Equity Pledge Agreement

本股权质押协议（下称“本协议”）由以下各方于2024年6月28日在中华人民共和国（下称“中国”）上海市签订：

This Equity Pledge Agreement ("this Agreement") is executed by and among the Parties below as of 28th June,2024, in Shanghai City, the People’s Republic of China (“China” or “PRC”):

甲方：上海美利鼎数字科技有限公司（下称“质权人”）, 一家在中国上海市依法注册成立的外商独资企业，法定代表人为任嘉华，注册地址为上海市奉贤区场中路629号。

Party A: Shanghai Meiliding Digital Technology Co., Ltd. ("Pledgee"), a wholly foreign-owned enterprise legally incorporated in Shanghai City, China, with Jiahua Ren as its legal representative, and its registered address is at 629 Changzhong Road, Fengxian District, Shanghai.

乙方：王浩麒（下称“出质人”），一名具备完全民事行为能力的中国公民，身份证号码为[******]，居住地址为上海市徐汇区[******]，为丙方股东，持有丙方100%的股权。

Party B: Haoqi Wang (“Pledgor”), a Chinese citizen with full capacity for civil conduct, ID number is [******], and his residential address is at [******], Xuhui District, Shanghai; he is a shareholder of Party C, holds 100% equity interest in Party C.

和

AND

丙方：上海瀚栋信息技术有限公司（“目标公司”），一家依照中国法律注册合法成立并有效存续的有限责任公司，法定代表人为王浩麒，注册地址为上海市黄浦区中华路1359号7楼A02室。

Party C: Shanghai Handong Information Technology Co., Ltd. (the “Target Company”), a limited liability company legally incorporated and validly existing under the PRC laws, with Haoqi Wang as its legal representative, and its registered address is at Room A02, 7/F, 1359 Zhonghua Road, Huangpu District, Shanghai.

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股权质押协议 Equity Pledge Agreement

在本协议中，质权人、出质人和目标公司以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Target Company shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：

Whereas:

1. 质权人是一家在中国注册的外商独资企业， 于2024年6月28日，质权人与目标公司签订了一份《独家咨询服务协议》（附件1）；

Pledgee is a wholly foreign owned enterprise registered in China. Pledgee and Target Company executed an Exclusive Consulting Services Agreement (Annex 1) on 28th June, 2024;

2. 出质人为中国公民，持有目标公司100%的股权；

Pledgor is a Chinese citizen which holds 100% of the equity interest in Target Company;

3. 目标公司是一家在中国上海注册成立并有效存续的有限责任公司。目标公司在此确认出质人和质权人在本协议下的权利和义务，并提供任何必要的协助向有关政府部门登记该质权；

Target Company is a limited liability company registered in Shanghai City, China. Target Company acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

3．为了保证目标公司履行《独家咨询服务协议》项下的义务，按照约定向质权人支付服务费等到期款项，出质人以其现在和将来在目标公司中拥有的全部股权（无论将来股权比例是否发生变化）向质权人就《独家咨询服务协议》项下目标公司的付款义务做出质押担保。

To ensure that Target Company fully performs its obligations under the Exclusive Consulting Services Agreement and pay the service fees thereunder to Pledgee when the same becomes due, Pledgor hereby pledge to the Pledgee all of the equity interest they now and in the future hold in Target Company (whether the percentage of the equity interest is changed or not in the future) as security for payment of the service fees by Target Company under the Exclusive Consulting Services Agreement.

为了履行《独家咨询服务协议》的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Exclusive Consulting Services Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

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1. 定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 质权：指出质人根据本协议第 2 条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge shall refer to the equity interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2 股权：指出质人现在和将来合法持有的其在目标公司的全部股权权益（无论将来每位股东的股权比例是否发生变化）。

Equity Interest shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Target Company (whether the percentage of the equity interest of each Pledgor is changed or not in the future).

1.3 质押期限：指本协议第 3条规定的期间。

Term of Pledge shall refer to the term set forth in Section 3 of this Agreement.

1.4 服务协议：指目标公司与质权人于2024年6月28日签订的《独家咨询服务协议》。

The Services Agreement shall refer to the Exclusive Consulting Services Agreement executed by and between Target Company and Pledgee on 28th June, 2024.

1.5 违约事件：指本协议第 7 条所列任何情况。

Event of Default shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6 违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2. 质权

The Pledge

作为目标公司按时和全额支付服务协议项下质权人应得的任何或全部的款项的抵押担保，包括但不限于服务协议中规定的服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），出质人特此将其现有或将拥有的目标公司的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Target Company, including and without limitation, the services fees payable to the Pledgee under the Services Agreement, Pledgor hereby pledge to Pledgee a first security interest in all of Pledgor’ right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Target Company.

3. 质押期限

Term of Pledge

3.1 本质权自本协议项下的股权出质在相应的市场监督管理机关登记之日起生效，质权有效期持续到服务协议下所有目标公司欠付质权人的款项结清为止。出质人和目标公司应（一）自本协议签署之日起 3 个工作日内，将本协议的质权登记在目标公司股东名册上，并（二）自本协议签署之日起30日内向相应的市场监督管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押登记手续（包括任何一位股东持有的目标公司股权比例变更时，办理质押变更登记），各方应将本协议按照目标公司所在地市场监督管理部门要求的形式签署、真实反映本协议项下质权信息的股权质押合同（以下简称“工商登记质押合同”）提交给市场监督管理机关，登记质押合同中未约定事项，仍以本协议约定为准。出质人和目标公司应当按照中国法律法规和有关市场监督管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for market regulation (the “AMR”). The Pledge shall be continuously valid until all payments due under the Services Agreement have been fulfilled by Target Company. Pledgor and Target Company shall (1) register the Pledge in the shareholders' register of Target Company within 3 business days following the execution of this Agreement, and (2) submit an application to the AMR for the registration of the Pledge of the Equity Interest contemplated herein within thirty (30) days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest a Pledgor holds in Target Company changes), the Parties hereto shall submit to the AMR the equity interest pledge contract as in the form required by the AMR at the location of Target Company which shall truly reflect the information of the Pledge hereunder (the “AMR Pledge Contract”). For matters not specified in the AMR Pledge Contract, the Parties shall be bound by the provisions of this Agreement. Pledgor and Target Company shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AMR, to ensure that the Pledge of the Equity Interest shall be registered with the AMR as soon as possible after filing.

3.2 质押期限内，如目标公司未按服务协议交付服务费等费用，质权人有权但无义务按本协议的规定处分质权。

During the Term of Pledge, in the event Target Company fails to pay the exclusive service fees in accordance with the Services Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

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4.   质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1   在本协议规定的质押期限内，出质人应将其在目标公司的股权出资证明书及记载质权的股东名册原件交付质权人保管（包括股权变更时提供新的证明书和名册）。出质人应在本协议签订之日起或股权变更登记完成之日起（将来股权变更的情况下）5 个工作日内将上述股权出资证明书及股东名册原件交付给质权人。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the original capital contribution certificate for the Equity Interest and the original shareholders' register containing the Pledge within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee's custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders' register containing the Pledge). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2    在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

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5.   出质人的声明和保证

Representations and Warranties of Pledgor

5.1 出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owners of the Equity Interest.

5.2 出质人有权以本协议规定的方式处分股权。

Pledgor has the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3 本协议一经签署即构成对出质人合法有效并具约束力的义务。

Upon execution, this Agreement constitutes the Pledgor’ legal, valid and binding obligations in accordance with the provisions herein.

5.4 除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.6 不存在与股权相关的未决的争议或诉讼或任何第三方权益争议。

There is no pending disputation or litigation proceeding or any other third parties disputes related to the Equity Interest.

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6. 出质人的承诺和确认

Covenants and Further Agreements of Pledgor

6.1 在本协议存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenant to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1 除履行由出质人与质权人、目标公司于本协议签署日签订的《独家购买权合同》外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担或以任何其他方式处置股权；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, the Pledgee and Target Company on the execution date of this Agreement;

6.1.2 遵守并执行所有有关权利质押的法律、法规的规定，在收到有 关主管机关就质权发出或制定的通知、指令或建议时，于5 个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3 将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement;

6.2 出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

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6.3   出质人向质权人保证，为保护或完善本协议对偿付服务协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人（自然人/法人）签署所有的有关股权质押的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the service fees under the Services Agreement, Pledgor hereby undertake to execute in good faith and to cause others who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause others who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the Pledge of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4    出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、 协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.   违约事件

Event of Breach

7.1    下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1 目标公司未能按期、完整履行任何服务协议项下责任，包括但不限于目标公司未能按期足额支付服务协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Target Company fails to fully and timely fulfill any liabilities under the Services Agreement, including without limitation failure to pay in full any of the service fees payable under the Services Agreement or breaches any other obligations of Target Company thereunder;

7.1.2  出质人或目标公司实质违反本协议的任何条款；

Pledgor or Target Company has committed a material breach of any provisions of this Agreement;

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7.1.3 出质人和目标公司没有按第 3.1 条将本质权登记在目标公司股东名册上或未办理质押登记手续；

Pledgor and Target Company fail to register the Pledge in the shareholders' register of Target Company, or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4 除本协议第 6.1.1 条的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；和

Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged, or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.5 目标公司的继承人或代管人只能履行部分或拒绝履行服务协议 项下的支付责任。

The successor or custodian of Target Company is capable of only partially perform or refuses to perform the payment obligations under the Services Agreement.

7.2    如知道或发现本第 7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3     除非第 7.1 部分下的违约事件在质权人向出质人发出要求其修补此违约行为通知后的 20 个工作日之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第 8条履行其处理股权的权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) working days after the Pledgee delivers a notice to Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

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8. 质权的行使

Exercise of Pledge

8.1 在服务协议所述的服务费等费用未全部偿还前，未经质权人或质权人的海外母公司Leading Cayman Limited（“质权人母公司”）的书面同意，出质人不得转让本质权和其拥有的目标公司股权，除非该等转让为根据出质人与质权人及目标公司签订的《独家购买权协议》（附件2）而产生的转让。

Prior to the full payment of the service fees described in the Services Agreement, without the written consent of Pledgee or Pledgee’s offshore parent company Leading Cayman Limited (“Pledgee’s Parent Company”), Pledgor shall not transfer the Pledge or the Equity Interest in Target Company, unless such transfer arises from the rights and obligations under the Exclusive Option Agreement (Annex 2) entered into by Pledgor, Pledgee, and Target Company.

8.2 在质权人行使其质押权利时，质权人可以向出质人发出书面违约通知。

Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3 受限于第 7.3 条的规定，质权人可在按第 8.2 条发出违约通知的同时或在发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4 在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利；同样，出质人对质权人在该质押股权处置后的亏空也不承担任何义务。

In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waive any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5 质权人依照本协议处分质权时，出质人和目标公司应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Target Company shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9. 转让

Assignment

9.1 除非经质权人事先书面同意，出质人无权赠予或转让其在本协议项下的权利义务。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate their rights and obligations under this Agreement.

9.2 本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and their successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3 质权人可以在任何时候将其在服务协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让服务协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Services Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Services Agreement, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4 因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的市场监督管理机关办理变更登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AMR.

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9.5 出质人应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括《独家购买权协议》（附件2）和对质权人的《授权委托书》（附件3及附件4），履行各协议项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other agreements jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement (Annex 2) and the Power of Attorney of each Pledgor (Annex 3 and Annex 4) granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

9.6 如任何一方的行为会对本协议的履行或其项下的权利及义务产生任何影响，该等行为的进行应当事先经过质权人母公司董事会的决议通过；在质权人母公司董事会通过该等决议后，质权人及目标公司的决策机构（视情况而定可为董事会、执行董事、合伙人会议等）也应就通过与质权人母公司董事会决议内容一致的决议。

If there is any action by either Party may affect, in any way, the performance of this Agreement or the rights and obligations under this Agreement, such action shall only be taken with prior approval of the Board of Directors of Pledgee’s Parent Company. Upon the resolution of the Board of Directors of Pledgee’s Parent Company, such action shall be also approved by the governing committees (such as the board of director, the executive director or the partnership meeting as the case may be) of Pledgee and Target Company in line with the resolution of the Board of Directors of Pledgee’s Company.

10. 终止

Termination

在服务协议项下的服务费等费用偿还完毕且目标公司不再承担服务协议项下的任何义务之后，或本协议各方根据其签署的《独家购买权协议》（附件2）进行股权转让时，本协议自动终止，并且在尽早合理可行的时间内，质权人应取消或解除本协议项下的股权质押。

Upon the full payment of the service fees under the Services Agreement and upon termination of Target Company's obligations under the Services Agreement, or upon the transfer of equity interests under the Exclusive Option Agreement (Annex 2), this Agreement shall be terminated automatically and Pledgee shall then cancel or terminate the equity interest pledge pursuant to this Agreement as soon as reasonably practicable.

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11. 手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、 印花税以及任何其他税收、费用等全部由目标公司承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Target Company.

12. 保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、雇员、法律或财务顾问披露之信息，而该股东、投资者、雇员、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is  required to be disclosed by any Party to its shareholders, investors, staff members, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, staff members, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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13. 适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给上海仲裁委员会，按照其届时有效的仲裁规则仲裁解决，仲裁员人数应为3人。仲裁应在上海市进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai Arbitration Commission for arbitration, in accordance with its then effective arbitration rules, the number of arbitrator shall be three (3). The arbitration shall be conducted in Shanghai City, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并 履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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14. 通知

Notices

14.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通 知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以 于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动 生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4  为通知的目的，各方联系方式如下：

For the purpose of notices, the contact information of the Parties is as follows:

质权人：上海美利鼎数字科技有限公司

地址：上海市奉贤区场中路629号

联系人：任嘉华

电话：[******]

Pledgee: Shanghai Meiliding Digital Technology Co., Ltd

Address: 629 Changzhong Road, Fengxian District, Shanghai

Representative: Jiahua Ren

Phone: [******]

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出质人：王浩麒

地址： 上海市徐汇区[******]

电话：[******]

Pledgor: Haoqi Wang

Address: [******], Xuhui District, Shanghai

Phone: [******]

目标公司：上海瀚栋信息技术有限公司

地址: 上海市黄浦区中华路1359号7楼A02室

联系人：王浩麒

电话：[******]

Target Company: Shanghai Handong Information Technology Co., Ltd.

Address: Room A02, 7/F, 1359 Zhonghua Road, Huangpu District, Shanghai

Representative: Haoqi Wang

Phone: [******]

14.5 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的 地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15. 分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余条款的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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16. 不可抗力

Force Majeure

16.1 定义

Definition

“不可抗力”是指超出本协议各方控制范围的、不可预见并且无法避免或无法克服的事件，该等事件使得本协议一方部分或全部不能履行本协议。该等事件包括但不限于地震、台风、洪水、火灾、战争、罢工、暴动、政府行为、疫情、法律规定或其适用发生变化，或者其他任何无法预见、避免或控制的事件，包括在国际惯常操作中通常被认定为不可抗力的事件。

“Force Majeure” shall mean all events which are beyond the control of the Parties, and which are unforeseeable, unavoidable or insurmountable, such events would prevent the Parties from performing this Agreement partially or entirely. Such events shall include but not limited to earthquakes, typhoons, flood, fire, war, strikes, riot, acts of government, virus, changes in laws or the application thereof, or any other events which could not be foreseen, avoided or controlled, including events which are considered as force majeure in general international commercial practices.

16.2 不可抗力的后果

Consequences of Force Majeure

16.2.1 如果发生不可抗力，本协议任何一方在本协议项下受不可抗力影响的义务在不可抗力期间造成的延误期间自动中止，并且其履行期限应自动延长，延长期间为中止的期间，该方无须为此承担违约责任。

In the event of the occurrence of any Force Majeure, a Party’s contractual obligations under this Agreement which affected by such events shall be suspended during the period of delay caused by such Force Majeure, and shall be extended, without penalty nor considered as a breach of contract, for a period equal to such suspension.

16.2.2 提出受不可抗力影响的一方应及时书面通知对方，并且在不可抗力消除后的15日内向对方提供不可抗力发生以及持续期间的充分证据。提出受不可抗力影响的一方还应尽一切合理的努力排除该等不可抗力。

The Party who claims Force Majeure shall promptly inform the other Party in written and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The Party who claims Force Majeure shall also use all reasonable endeavors to eliminate such Force Majeure.

16.2.3 如果发生不可抗力的，本协议双方应立即进行磋商，寻求一项公正的解决方案，并且要尽一切合理的努力将不可抗力的影响降至最小。

In the event of Force Majeure, the Parties shall immediately negotiate with each other in order to seek for an equitable solution and shall use all reasonable endeavors to minimize the consequence of such Force Majeure.

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17. 其他

Miscellaneous

17.1 本协议的任何修改、补充或变更，均须采用书面形式（下称“补充协议”），经各方签字或盖章并按规定办理政府登记（如需）后生效。该等补充协议与本协议不一致的，以补充协议为准。

Any amendments, changes and supplements to this Agreement shall be in writing (“Supplementary Agreements”) and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties. In case of any inconsistence between the Supplementary Agreements and this Agreement, such Supplementary Agreement shall prevail.

17.2 本协议的附件构成本协议不可分割的一部分，本协议附件与本协议正文不一致的，以本协议正文条款为准。

The annexes to this Agreement shall be an integral part of this Agreement, in the event of any inconsistence between the annexes and the provisions in this Agreement, the provision in this Agreement shall prevail.

17.3 本协议以中文和英文书就，一式三份，各方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Each party shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

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有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《股权质押协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Equity Pledge Agreement as of the date first above written.

甲方（质权人）：上海美利鼎数字科技有限公司（盖章）

Party A (Pledgee)：Shanghai Meiliding Digital Technology Co., Ltd. (Seal)

签署：/s/

By：/s/________________________

法定代表人：任嘉华

Legal Representative：Jiahua Ren

乙方（出质人）：王浩麒（盖字）/s/

Party B (Pledgor)：Haoqi Wang (Sign) /s/

丙方（目标公司）：上海瀚栋信息技术有限公司（盖章）

Party D (Target Company)：Shanghai Handong Information Technology Co., Ltd. (Seal)

签署：/s/

By：/s/________________________

法定代表人：王浩麒

Legal Representative：Haoqi Wang

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附件

Annexes

1. 上海瀚栋信息技术有限公司与上海美利鼎数字科技有限公司于2024年6月28日签署的《独家咨询服务协议》

The Exclusive Consulting Services Agreement entered into between Shanghai Handong Information Technology Co., Ltd., and Shanghai Meiliding Digital Technology Co., Ltd. on 28th June, 2024

2. 上海瀚栋信息技术有限公司、王浩麒与上海美利鼎数字科技有限公司于2024年6月28日签署的《独家购买权协议》

The Exclusive Option Agreement entered into among Shanghai Handong Information Technology Co., Ltd., and Shanghai Meiliding Digital Technology Co., Ltd. on 28th June, 2024

3. 王浩麒于2024年6月28日签署的《授权委托书》

The Power of Attorney executed by Haoqi Wang on 28th June, 2024

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